Exhibit 99.1 CVR Energy Announces Exploration of Potential Spin-Off of its Nitrogen Fertilizer Business SUGAR LAND, Texas (November 21, 2022) – CVR Energy, Inc. (NYSE: CVI) (“CVR Energy”) announced today that its board of directors (the “Board”) has authorized CVR Energy’s management to explore a potential spin-off of its interests in its nitrogen fertilizer business, which is owned by CVR Energy through the general and limited partner interests it holds in CVR Partners, LP (NYSE: UAN), a publicly traded limited partnership (“CVR Partners”). If effected, the potential spin-off would create a new public company to hold such interests and separate the nitrogen fertilizer business from CVR Energy’s refining and renewables businesses. If CVR Energy proceeds with the potential spin-off, it would likely be structured as a tax-free, pro-rata distribution to all CVR Energy stockholders as of a record date to be determined by the Board of CVR Energy. If completed, upon effectiveness of the potential spin-off transaction, CVR Energy stockholders would own shares of both CVR Energy, holding the refinery and renewables businesses, and a holding company, holding CVR Energy’s current ownership of the general partner interest in, and approximately 37 percent of the common units (representing limited partner interests) of, CVR Partners. “We are exploring a potential spin-off transaction which we think would, among other value-enhancing benefits, create a pure-play renewables and refining company, as well as a pure play fertilizer company,” said Dave Lamp, President and Chief Executive Officer of CVR Energy. There can be no assurance that the potential spin-off transaction will be completed in the manner described above, or at all. CVR Energy has not set a timetable for completion of this potential transaction. Completion of the potential spin-off transaction would be subject to various conditions, including receipt of a tax opinion from counsel and final approval of the Board. White & Case LLP is serving as legal counsel to CVR Energy on the potential spin-off; the Board has authorized management to engage Jefferies LLC as financial advisor to CVR Energy. Forward-Looking Statements This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the potential spin-off of our nitrogen fertilizer business. You can generally identify forward- looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including uncertainties as to the timing of the potential spin-off; uncertainties as to the tax-free nature of the potential spin-off; the possibility that various conditions to the consummation of the potential spin-off may not be satisfied; the effects of disruptions in connection with the potential spin-off; uncertainties as to the future financial and operating performance of each company following the potential spin-off; uncertainties as to the benefits of the potential spin-off; and other risks. There is no assurance that the potential spin-off will be completed or that our board of directors will continue to pursue the potential spin-off (even if there are no impediments

2 to completion). For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied herein. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. About CVR Energy, Inc. Headquartered in Sugar Land, Texas, CVR Energy, Inc. is a diversified holding company primarily engaged in the renewable fuels, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners. Investors and others should note that CVR Energy may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of its website. CVR Energy may use these channels to distribute material information about the Company and to communicate important information about the Company, corporate initiatives and other matters. Information that CVR Energy posts on its website could be deemed material; therefore, CVR Energy encourages investors, the media, its customers, business partners and others interested in the Company to review the information posted on its website. For further information, please contact: Investor Relations Richard Roberts CVR Energy, Inc. (281) 207-3205 InvestorRelations@CVREnergy.com Media Relations Brandee Stephens CVR Energy, Inc. (281) 207-3516 MediaRelations@CVREnergy.com